                                                                EXHIBIT 99(A)(2)
                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                  (INCLUDING ASSOCIATED SERIES A PARTICIPATING
                        PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                             SHAW INDUSTRIES, INC.

            PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 9, 1998

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, MARCH 9, 1998, UNLESS THE OFFER IS EXTENDED.

                      TO: WACHOVIA BANK, N.A., DEPOSITARY

 By Registered or Certified Mail:     By Overnight Courier:           By Hand Delivery:             By New York Drop:
          Wachovia Bank,                 Wachovia Bank,                Wachovia Bank,                 Wachovia Bank,
          Exchange Agent                 Exchange Agent                Exchange Agent                 Exchange Agent
    Corporate Reorganizations       Corporate Reorganizations  Shareholder Services Department  c/o Boston Equiserve, L.P.
          P.O. Box 9061                70 Campanelli Drive         Wachovia East Building,      Corporate Reorganizations
         Boston, MA 02205              Braintree, MA 02184                2nd Floor                     3rd Floor
                                                                   301 North Church Street             55 Broadway
                                                                   Winston-Salem, NC 27101          New York, NY 10006

DELIVERY OF THIS INSTRUMENT AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THE ENTIRE LETTER OR TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by Wachovia Bank, N.A. (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (the "Book-Entry Transfer Facilities") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.

----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SHARES TENDERED
                                              (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN EXACTLY AS                       TENDERED CERTIFICATES
         NAME(S) APPEAR(S) ON CERTIFICATE(S))                    (ATTACHED SIGNED ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                CERTIFICATE          NUMBER              SHARES
                                                                NUMBER(S)*          OF SHARES          TENDERED**
                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

                                                                ------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
   [ ] Please check here if certificate(s) for part or all TOTAL SHARES of your Shares have been lost, stolen, misplaced or TENDERED destroyed. See Instruction 2.
----------------------------------------------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration.
 (Attach signed additional list if necessary.)*** See Instruction 10.
                  1st:                 2nd:                 3rd:                 4th:                 5th:
----------------------------------------------------------------------------------------------------------------------
   * DOES NOT need to be completed if Shares are tendered by book entry-transfer.
  ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 *** In the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary (unless you otherwise designate).
----------------------------------------------------------------------------------------------------------------------

IF YOU ARE A PARTICIPANT IN THE DIVIDEND REINVESTMENT PLAN, THE NUMBER OF SHARES ON THE LABEL AFFIXED TO THIS LETTER OF TRANSMITTAL INCLUDES SHARES HELD BY YOU IN THE DIVIDEND REINVESTMENT PLAN, IF ANY. IN ORDER TO TENDER ANY SHARES IN THE DIVIDEND REINVESTMENT PLAN, YOU MUST FILL OUT THE BOX BELOW.
                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 16)

This section is to be completed ONLY by participants in the Dividend Reinvestment Plan who wish to tender Shares held in the Dividend Reinvestment Plan.

[ ] Check here to instruct the Depositary to tender on behalf of the undersigned all the Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated below in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered."

[ ] Check here to instruct the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated below in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered:"

    Shares:
   -----------------------------------------------------------

     Shareholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   NAME OF TENDERING INSTITUTION:
   -----------------------------------------------------------------------------

   CHECK BOX OF APPLICATION BOOK-ENTRY TRANSFER FACILITY:

   [ ] THE DEPOSITORY TRUST COMPANY    [ ] PHILADELPHIA DEPOSITORY TRUST COMPANY

   ACCOUNT NUMBER:
   -----------------------------------------------------------------------------

   TRANSACTION CODE NUMBER:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  NAME(S) OF REGISTERED OWNER(S):
  ------------------------------------------------------------------------------

  DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
  -------------------------------------------------------------------

  NAME OF INSTITUTION THAT GUARANTEED DELIVERY:
  --------------------------------------------------------------------------

    CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY AND GIVE ACCOUNT NUMBER IF DELIVERED BY BOOK-ENTRY TRANSFER.

  [ ] THE DEPOSITORY TRUST COMPANY     [ ] PHILADELPHIA DEPOSITORY TRUST COMPANY

  ACCOUNT NUMBER:
  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 9)

[ ] Check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:

    Minimum number of Shares to be sold:
   -----------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Shaw Industries, Inc., a Georgia corporation (the "Company"), the above described shares of the Company's Common Stock (the "Common Stock"), including the associated rights to purchase Series A Participating Preferred Stock (the "Rights") issued pursuant to the Rights Agreement between the Company and NationsBank, N.A. as successor to Citizens and Southern Trust Company (Georgia), N.A. (together, the Common Stock and the Rights are referred to as the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated February 9, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby under the registration of all such Shares if tendered by book entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

          (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

          The undersigned hereby represents and warrants to the Company that:

          (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

             (i) The undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

             (ii) such tender of Shares complies with Rule 14e-4;

          (b) then and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

          (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated below by checking ONE of the boxes listed under the item "Price (In Dollars) Per Share At Which Shares Are Being Tendered."

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single price per Share (not in excess of $14.00 nor less than $11.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $0.25) specified by tendering Shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase up to 8,000,000 shares (or such lesser number of Shares as are properly tendered and not withdrawn) at a price not in excess of $14.00 nor less than $11.00 per Share. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration, odd lot provisions and conditional tender provisions. The Company will return all Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tenders.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
--------------------------------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

     To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares, including any Shares held in the Dividend Reinvestment Plan. The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered;

     OR

[ ]  is a broker dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares either (check one box):

[ ] at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below);

     OR

[ ] at the price per Share indicated below under "Price (in Dollars) Per Share At Which Shares Are Being Tendered."

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                                              (SEE INSTRUCTION 5)
---------------------------------------------------------------------------------------------------------------
                                              CHECK ONLY ONE BOX.
                           IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                                      THERE IS NO PROPER TENDER OF SHARES
           (Shareholders who desire to tender Shares at more than one price must complete a separate
                      Letter of Transmittal for each price at which Shares are tendered.)
---------------------------------------------------------------------------------------------------------------
     [ ] $11.00         [ ] $11.50     [ ] $12.00     [ ] $12.50     [ ] $13.00     [ ] $13.50     [ ] $14.00
---------------------------------------------------------------------------------------------------------------
     [ ] $11.25         [ ] $11.75     [ ] $12.25     [ ] $12.75     [ ] $13.25     [ ] $13.75
---------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained by a Book-Entry Transfer Facility.

   Issue [ ] Check to:

         [ ] Certificates to:

   Names:
   --------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

   Address:
   --------------------------------------------------------------------

   --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   --------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   [ ] Credit unpurchased Shares tendered by book-entry transfer and not purchased to the account set forth below:

   Name of Account Party:
   --------------------------------------------------------------------

   Account Number:
   --------------------------------------------------------------------

        at:  [ ]  The Depositary Trust Company

             [ ]  Philadelphia Depositary Trust Company
   --------------------------------------------------------------------
                      SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 11)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or any check for the Purchase Price of Shares purchased, issued in the name of the undersigned, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail [ ] Check to:

         [ ] Certificates to:

   Name:
   --------------------------------------------------------------------
                              PLEASE TYPE OR PRINT

   Address:
   --------------------------------------------------------------------

   --------------------------------------------------------------------

   --------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   --------------------------------------------------------------------

                                   IMPORTANT

                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
              (PLEASE COMPLETE AND RETURN THE SUBSTITUTE FORM W-9)

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Signature(s) of Registered Holder(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:                     , 1998
---------------------------

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Daytime Telephone Number(s):
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Authorized Signature:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code(s) and Daytime Telephone Number(s):
--------------------------------------------------------------------------------

Dated:                     , 1998
---------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Medallion Guarantee of Signatures. No signature guarantee is required if either:

          (a) This Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b) Such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States, any of which is a participant in an approved Signature Guarantee Medallion Program (each such entity, an "Eligible Institution").

     In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

     2. Delivery of Letter Of Transmittal And Certificates; Guaranteed Delivery Procedures; Lost or Destroyed Certificates. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary prior to the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a Medallion signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     Shareholders whose certificates for part or all of their Shares have been lost, stolen, misplaced or destroyed must so indicate in the box entitled "Description of Shares Tendered." Such shareholders may alternatively make such notification to Wachovia Bank, N.A. as transfer agent, at the following address:
301 North Church Street, P.O. Box 3001(27102), Winston-Salem, North Carolina 27101; Attention: Shareholder Relations Group (telephone number: (800) 633-4236; fax number: (910) 770-4832) and you will be instructed as to the documents which may be required to be submitted by you together with the Letter of Transmittal in order to receive the stock certificate(s) representing the Shares.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF TITLE OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering Shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided under the item "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares. (Not applicable to Shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, shareholders should fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," under the item "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified above under either "Special Payment Instructions" or "Special Delivery Instructions," as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

     5. Indication of Price at Which Shares are Being Tendered. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which such shareholder is tendering Shares under the item "Price (In Dollars) Per Share at Which Shares Are Being Tendered." ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) If the Shares are registered in the name of two or more joint holders, each such holder must sign this Letter of Transmittal.

          (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different certificates.

          (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

     7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

          (a) Payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

          (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

          (c) Tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

     8. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by any shareholder who owns of record or owns beneficially an aggregate of fewer than 100 Shares, including any Shares held in the Dividend Reinvestment Plan, and who tenders all of such shareholder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

     9. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, Shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased (a "Conditional Tender"). If the Company is to purchase less than all Shares tendered and not withdrawn prior to the Expiration Date, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditional Tender is subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional Tenders will be selected by lot only from Shareholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the item "Conditional Tender" is completed. The Conditional Tender alternative is made available so that a shareholder may seek to structure the purchase of Shares from the shareholder pursuant to the Offer in such a manner that it will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult such shareholder's own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND WILL THEREBY BE DEEMED WITHDRAWN.

     10. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, Shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     11. Special Payment and Delivery Instructions. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the

Letter of Transmittal or to the signer at a different address, the above items "Special Payment Instructions" and/or "Special Delivery Instructions" should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     12. Determination of Validity; Rejection of Shares; Waiver of Defects; No Obligation to Give Notice of Defects. All questions as to the number of Shares to be accepted, the Purchase Price to be paid for Shares accepted and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of any Shares that it determines are not in proper form or the acceptance for payment of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender of Shares, and the Company's interpretation of the terms of the Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. No tender of Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by the Company. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     13.  Questions and Requests for Assistance and Additional
Copies. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

     14. IRS Form W-9 and IRS Form W-8. Under the federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such shareholder's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements can be obtained from the Depositary.

     15. Withholding for Foreign Shareholders. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions relating to the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form
4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Foreign shareholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     16. Dividend Reinvestment Plan. If a shareholder desires to tender Shares credited to the shareholder's account under the Dividend Reinvestment Plan, the box entitled "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the shareholder's account under the Dividend Reinvestment Plan at the lowest price specified in such Letters of Transmittal.

     If a shareholder tenders Shares held in the Dividend Reinvestment Plan, all such Shares credited to such shareholder's account(s), including fractional Shares, will be tendered, unless otherwise specified above in the box entitled "Dividend Reinvestment Plan Shares." In the event that the item "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering shareholder's account will be tendered.

                       PAYER'S NAME: WACHOVIA BANK, N.A.

------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                                                                                  ---------------------
    FORM W-9                      PART 1: PLEASE PROVIDE YOUR CORRECT TIN IN THE BOX AT      SOCIAL SECURITY NUMBER
                                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:                   OR EMPLOYER
                                                                                              IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------

    PAYER'S REQUEST FOR         -----------------------------------------------------                PART 3
    TAXPAYER                      NAME (PLEASE PRINT)                                             AWAITING [ ]
    IDENTIFICATION NUMBER (TIN)                                                                        TIN
                                -----------------------------------------------------
                                  ADDRESS

                                -----------------------------------------------------
                                           CITY         STATE         ZIP CODE
                                ----------------------------------------------------------------------------------------
                                  PART 2: FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE ENCLOSED GUIDELINES
                                  CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 COMPLETE
                                  AS INSTRUCTED THEREIN.
                                  PART 3: CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) THE
                                  NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM
                                  WAITING FOR A NUMBER TO BE ISSUED TO ME) AND EITHER (A) I HAVE MAILED OR AN
                                  APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE IRS CENTER OR SOCIAL
                                  SECURITY ADMINISTRATION OFFICE OR (B) I TO MAIL OR DELIVER AN APPLICATION IN THE NEAR
                                  FUTURE) AND (2) I AM NOT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP;
                                  OR (B) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO WITHHOLDING AS A
                                  RESULT OF A FAILURE TO REPORT ALL INTEREST OR; OR (C) THE IRS HAS NOTIFIED ME THAT I
                                  AM NO LONGER SUBJECT TO WITHHOLDING. CERTIFICATION INSTRUCTION -- YOU MUST CROSS OUT
                                  ITEM (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO
                                  WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS OR YOUR TAX.
                                  SIGNATURE __________  DATE __________, 1998
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT: This Letter of Transmittal (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to the Expiration Date. SHAREHOLDERS ARE ENCOURAGED TO COMPLETE THE SUBSTITUTE IRS FORM W-9 AS PART OF THEIR LETTER OF TRANSMITTAL.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 2 OF SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL
     OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I
     PROVIDE A NUMBER.

                                                                                                        , 1998
     -------------------------------------------------------------------  ------------------------------
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                               111 Commerce Road
                              Carlstadt, NJ 07072
                         Call Toll Free: (888) 203-8862
                           Banks and Brokerage Firms,
                          Please Call: (201) 896-1900

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                            New York, New York 10281
                         (212) 449-8971 (call collect)